Exhibit 10.10

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of December 15, 2004, by TGC Research Limited (a company incorporated in England and Wales with registered number 05273708, “Grantor”), in favor of BCC Acquisition II LLC (“Bay City”), in its capacity as agent (“Agent”) for itself and Gerald L. Cohn Revocable Trust (“Cohn Trust”), Hannah S. and Samuel A. Cohn Memorial Foundation (“Cohn Foundation”), and AEOW 96, LLC (“AEOW”). Bay City, Cohn Trust, Cohn Foundation and AEOW are collectively referred to herein as the “Note Holders”.

W I T N E S S E T H:

WHEREAS, Bay City, Cohn Trust, Cohn Foundation and AEOW are parties to that certain Note Purchase Agreement, dated as of August 4, 1998, as amended by that certain First Amendment to Note Purchase Agreement, dated as of April 7, 2003 and further amended by that certain Second Amendment and Limited Waiver to Note Purchase Agreement, dated as of August 13, 2004 (as further amended, restated, supplemented and otherwise modified from time to time, the “Note Purchase Agreement”); and

WHEREAS, Grantor purchased certain assets formerly held by Diametrics Medical, Ltd. and, in consideration for the Note Holders consenting to the liquidation of Diametrics Medical, Ltd. and the sale of its assets, Grantor has agreed to enter into a General Security Agreement (“General Security Agreement”) and this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

1. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Subject to the rights of those certain Beneficiaries identified in that certain Debenture between Barbara R. Mittman as agent, dated as of December 15, 2004, to a first priority security interest in all assets of Grantor, Grantor hereby grants to Agent, on behalf of itself and the Note Holders, a continuing security interest in all of Grantor’s right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the “Trademark Collateral”):

(a) all of its trademarks, trade names, trade styles, corporate names, business names, service marks, logos, internet domain names, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, and trademark and service mark applications (“Trademarks”) and all licenses and rights to use any of the Trademarks (“Trademark Licenses”) to which it is a party including those referred to on Schedule 1 hereto;

(b) all reissues, continuations or extensions of the foregoing;

(c) all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

(d) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

2. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Agent, on behalf of itself and the Note Holders, pursuant to the General Security Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the General Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Trademark Security Agreement to be executed as of the date and year first written above.

GRANTOR

TGC RESEARCH LIMITED

By: /s/ David B. Kaysen

Name: David B. Kaysen

Title: Director

THE SECURED PARTY

BCC ACQUISITION II LLC, as agent

By: Its:	THE BAY CITY CAPITAL FUND I, L.P. Manager

By: Its:	Bay City Capital Management LLC General Partner

By: Its:	/s/ Fred Craves Managing Director

SCHEDULE 1

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS

MarkReg.	No.	Date

Neurotrend Neotrend Paratrend 7	2,232,933. S/N 75-323,109 2,232,863, S/N 75-294,924 1,792,144, S/N 74-128,356

Expired Trademarks

CAL-POD CARDIOMET	1,504,639, S/N 73-676,237 1,537,310, S/N 73-667,464